$35,000,000.00                                                                                            Chicago, Illinois
                                                                                                          Note Date:   July 25, 2001

                                                     LINE OF CREDIT DEMAND NOTE
                                              (CORPORATION - FIXED AND FLOATING RATES)
                                                           (UNCOMMITTED)

         ON DEMAND, for value received,  CDW Computer Centers,  Inc., an Illinois  corporation (the "Borrower"),  promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking  corporation (the "Lender"),  the aggregate unpaid principal balance of each advance (an "Advance" and  collectively  the  "Advances")  made by the Lender to the Borrower  hereunder.  The total  principal amount of Advances  outstanding at any one time hereunder shall not exceed  THIRTY-FIVE  MILLION AND NO/100ths UNITED STATES DOLLARS
($35,000,000.00).

         The unpaid  principal  balance of each Advance shall bear interest from the date thereof until its interim  maturity  date, as reflected in the records of the Lender or on an annexed  schedule (the  "Interim  Maturity  Date") or the  occurrence of a demand for  payment  hereof,  whichever  is  earlier,  at the fixed or  floating  rate (as the  parties  may agree) set forth in an annexed schedule or otherwise in the  Lender's  records.  The  principal  amount of each Advance  shall mature and be payable on its Interim
Maturity Date, unless the Lender makes prior demand for payment hereof, as provided below.
         Accrued but unpaid  interest  on each  Advance  shall be payable on the earlier of (a) the last day of each month,  (b) its
Interim  Maturity  Date, or (c) upon payment of such Advance in full (whether  pursuant to demand or  otherwise).  Any Advance which is not paid in full on its Interim Maturity Date or on or before demand shall thereafter bear interest,  payable upon demand,  until paid at a rate equal to two percent (2%) in addition to the "Prime Rate" (as defined below).
         The  Borrower  hereby  authorizes  the Lender to charge  any  account of the  Borrower  maintained  with the Lender for any amounts due or payable hereunder;  unless the Borrower instructs otherwise,  all Advances made to the Borrower under this Note shall be credited to an account of the  Borrower  with the  Lender.  THE LENDER AT ITS OPTION MAY MAKE  ADVANCES  HEREUNDER  UPON  WRITTEN
INSTRUCTIONS  ,  WHICH  MUST BE  SIGNED  BY TWO  NAMED  OFFICERS,  AND IN SO  DOING  SHALL BE FULLY  ENTITLED  TO RELY  SOLELY  UPON
INSTRUCTIONS,  INCLUDING  INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES,  REASONABLY  BELIEVED BY THE LENDER TO HAVE BEEN GIVEN BY
AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE.

         For purposes  hereof,  "Prime Rate" means the rate of interest per year  announced  from time to time by the Lender  called its prime rate,  which may not at any time be the lowest rate  charged by the Lender.  Changes in the  interest  rate on any Advance resulting  from a change in the Prime Rate shall take effect as set forth in each  announcement.  Interest shall be computed for the actual  number of days elapsed on the basis of a year  consisting  of 360 days,  including the date an Advance is made and excluding the date an Advance or any portion thereof is paid or prepaid.
         All  payments  hereunder  shall be  payable at the  principal  office of the Lender at 50 South  LaSalle  Street,  Chicago,
Illinois 60675, in lawful money of the United States of America and in immediately available funds.
         The Borrower  may prepay  without  penalty or premium any Advance  bearing  interest at a rate based on the Prime Rate.  If the Borrower  prepays,  in whole or in part,  any Advance  bearing any other interest rate or if the maturity of any such fixed rate
Advance is accelerated  upon demand for payment  hereof,  the Borrower  shall also pay the Lender for all losses  (including but not limited to interest rate margin) or expenses  incurred by reason of the  liquidation or  re-employment  of deposits  acquired by the
Lender to make the Advance or maintain  principal  outstanding at a fixed rate. Upon the Lender's demand in writing  specifying such losses and expenses,  the Borrower  shall promptly pay them;  the Lender's  specification  shall be deemed correct in the absence of manifest  error.  Each Advance shall be  conclusively  deemed to have been funded by or on behalf of the Lender by the purchase of a deposit corresponding in amount to such Advance and in maturity to such Advance's Interim Maturity Date.
         The Lender  shall,  and is hereby  authorized by the Borrower to,  endorse on a schedule  annexed to this Note or otherwise record in its records the date and principal amount of each Advance,  the Interim  Maturity Date, the applicable  interest rate, and the date and amount of each payment of principal  and interest  made by the Borrower  with respect to each such  Advance;  provided,
                                                                                                                           --------
however,  the failure of the Lender to make any  endorsement  on any schedule  shall not limit or otherwise  affect the right of the
-------
Lender to repayment of all Advances  (including interest thereon) made by the Lender to the Borrower.  The Lender's  endorsements as well as its records relating to Advances shall be rebuttably  presumptive evidence of the outstanding  principal and interest on the
Advances.
         The Borrower  hereby  represents  and  warrants to the Lender that (a) it is a  corporation  existing and in good  standing under  the laws of its  state of  incorporation  and  duly  qualified,  in good  standing  and  authorized  to do  business  in each jurisdiction  where the  failure to so qualify  would  have a  material  and  adverse  effect on its  financial  condition;  (b) the borrowings  hereunder  and the  execution  and  delivery of this Note are within the  Borrower's  corporate  powers,  have been duly authorized by all necessary  corporate action, have received any necessary  governmental  approval and do not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any  agreement  binding upon it; and (c) there has been no material adverse change in the business, financial condition,  properties,  assets, operations or prospects of the Borrower since the date of the latest financial statements provided by or on behalf of the Borrower to the Lender.
         The Borrower shall be deemed to have remade the foregoing  representations  and warranties each time it requests an Advance hereunder, except that (c) shall be deemed to refer to the then most recent financial statements furnished to the Lender.
         All sums  outstanding  under this Note shall be immediately  due and payable without further action of any kind on the part of the Lender,  and the Lender shall have and may exercise any and all rights and remedies  available at law or in equity,  when the
Lender demands payment hereof.  Such sums shall be deemed to have been so demanded,  and shall be immediately and  automatically due and  payable  without  any action of any kind on the part of the  Lender,  and the Lender  shall have and may  exercise  any and all rights and  remedies  available at law or in equity,  if any  bankruptcy,  insolvency,  reorganization,  arrangement,  readjustment, liquidation,  dissolution,  or similar proceeding,  domestic or foreign, is instituted by the Borrower (or is instituted against the
Borrower and remains  undismissed for more than 60 days);  or if the Borrower shall authorize such a proceeding;  or if the Borrower shall become insolvent,  generally shall fail or be unable to pay its debts as they mature,  shall admit in writing its inability to pay its debts as they mature,  shall make a general  assignment for the benefit of its creditors,  shall enter into any  composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

         All  notices,  requests  and demands  hereunder  shall be deemed to have been given or made when  delivered by messenger or express delivery service, or five (5) days after deposit in the U.S. mail, first class postage prepaid, addressed, in each case:
         (A)  if to the Lender to 50 South LaSalle Street, Chicago, Illinois  60675 (Attention:  Division Head, Mets I Division)
         (B)  if to the Borrower to its address set forth below,
or to such other address as may be hereafter designated in writing by the respective parties hereto.

         THIS NOTE AND ANY DOCUMENT OR INSTRUMENT  EXECUTED IN CONNECTION  HEREWITH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE  INTERNAL  LAW OF THE STATE OF ILLINOIS AND SHALL BE DEEMED TO HAVE BEEN  EXECUTED  AND  DELIVERED IN ILLINOIS.  Unless the
context  requires  otherwise,  wherever used herein the singular  shall include the plural and vice versa.  This Note shall bind the
Borrower,  its successors  and assigns,  and shall inure to the benefit of the Lender,  its successors and assigns,  except that the
Borrower may not transfer or assign any of its rights or interest  hereunder  without the prior written  consent of the Lender.  The
Borrower  agrees to pay upon demand all  expenses  (including,  without  limitation,  reasonable  attorneys'  fees,  legal costs and expenses,  and time charges of attorneys  who may be employees of the Lender,  in each case whether in or out of court,  in original or appellate  proceedings or in bankruptcy)  incurred or paid by the Lender or any holder hereof in connection  with the enforcement or  preservation  of its rights  hereunder  or under any  document or  instrument  executed in  connection  herewith.  The  Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

         BOTH PARTIES HEREBY  IRREVOCABLY  AGREE THAT ALL SUITS,  ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN
CONNECTION  WITH THIS NOTE OR ANY DOCUMENT OR INSTRUMENT  EXECUTED IN CONNECTION  HEREWITH  SHALL BE SUBJECT TO LITIGATION IN COURTS
HAVING SITUS WITHIN CHICAGO,  ILLINOIS.  BOTH PARTIES HEREBY CONSENT AND SUBMIT TO THE  JURISDICTION OF ANY LOCAL,  STATE OR FEDERAL
COURT  LOCATED IN CHICAGO,  ILLINOIS,  AND HEREBY  IRREVOCABLY  WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY,  TO
TRANSFER OR CHANGE THE VENUE OF ANY SUIT,  ACTION OR OTHER  PROCEEDING  BROUGHT BY THE LENDER IN ACCORDANCE WITH THIS PARAGRAPH,  OR
TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         NO  PROVISION  OF THIS NOTE OR ANY RELATED  DOCUMENT OR  INSTRUMENT  SHALL BE CONSTRUED TO REQUIRE THE LENDER TO EXTEND ANY
CREDIT OR MAKE ANY LOAN TO THE  BORROWER,  OR TO REQUIRE THE  BORROWER TO BORROW,  WHETHER OR NOT ANY FEE IS PAYABLE BY THE BORROWER
IN CONNECTION  HEREWITH.  THE BORROWER  CLEARLY  UNDERSTANDS  AND AGREES THAT THIS NOTE IS A DEMAND  OBLIGATION  PAYMENT OF WHICH IN
FULL  (INCLUDING  PRINCIPAL,  INTEREST,  AND ANY OTHER AMOUNTS) MAY BE DEMANDED BY THE LENDER AT ANY TIME IN ITS DISCRETION  WITHOUT
PRIOR ORAL OR WRITTEN  NOTICE OF ANY KIND, AND  REGARDLESS OF WHETHER OR NOT AN ADVANCE HAS BEEN  OUTSTANDING  THROUGH OR BEYOND ITS
INTERIM MATURITY DATE.

This Note amends, restates, renews and replaces in its entirety the note dated June 30, 1998 in the amount of $25,000,000.00, and any previously renewed note(s).  All amounts outstanding under such previous note(s) shall be deemed automatically outstanding hereunder.

                                                              CDW COMPUTER CENTERS, INC.

                                                   By:    /s/ Harry J. Harczak
                                                          --------------------
                                                         Name:  Harry J. Harczak
                                                   Title:  Chief Financial Officer

                                                   By:   /s/ John A. Edwardson
                                                         ---------------------
                                                   Name:  John A. Edwardson
                                                   Title:  Chairman and Chief Executive Officer